EXHIBIT 31.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 302 OF THE SARBANES OXLEY ACT OF 2002
CERTIFICATION

I, Daniel R. Peralta, certify that:

1.       I have reviewed  this Annual Report on Form 10-K of Delta Mutual, Inc.;

2.       Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3.       Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4.       I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for the registrant and have:

a.
designed such disclosure controls and procedures, or caused such  disclosure controls and procedures to be designed under our  supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made  known to us by others within those entities, particularly during the period   in which this report is being prepared;

b.
designed such internal control over financial reporting, or caused    such internal control over financial reporting to be designed under    our supervision, to provide reasonable assurance regarding the    reliability of financial reporting and the preparation of financial    statements for external purposes in accordance with generally    accepted accounting principles;

c.
evaluated the effectiveness of the registrant's disclosure  controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the    end of the period covered by this report based on such evaluation;    and

d.
disclosed in this report any change in the registrant's  internal control over financial reporting that occurred during  the registrant's most recent fiscal quarter (the small  business issuer's fourth quarter in the case of an annual report)  that has materially affected, or is reasonably likely to materially  affect, the registrant's internal control over financial  reporting; and

5.       I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a.
all significant deficiencies and material weaknesses in the design or  operation of internal control over financial reporting which are  reasonably likely to adversely affect the registrant's ability    to record, process, summarize and report financial information; and

b.	any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting;

DATE: April 14, 2009	/s/ Daniel R. Peralta
Daniel R. Peralta, Chief Executive Officer